EXHIBIT 4.12


                                VCA ANTECH, INC.

                               THIRD AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

     This THIRD AMENDMENT, dated as of March 20, 2002 (this "THIRD AMENDMENT"), to the Credit and Guaranty Agreement, dated as of September 20, 2000 (as amended through the date hereof, the "CREDIT AGREEMENT"), by and among VICAR OPERATING, INC., a Delaware corporation ("COMPANY"), VCA ANTECH, INC. a Delaware corporation (formerly known as Veterinary Centers of America, Inc., "HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Sole Lead Arranger (in such capacity, "LEAD ARRANGER"), and as Sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), and WELLS FARGO BANK, N.A. ("WELLS FARGO"), as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:


     WHEREAS, Holdings and Company have requested that Requisite Lenders agree to amend the definition of "Consolidated Total Senior Debt" in order to allow the subtraction of the New Company Subordinated Notes from the calculation of Consolidated Total Senior Debt.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

     AMENDMENTS TO SECTION 1: DEFINITIONS.

     Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "CONSOLIDATED TOTAL SENIOR DEBT" in its entirety and substituting therefor the following:

          "CONSOLIDATED TOTAL SENIOR DEBT" means as of any date of determination, the total amount of Indebtedness incurred by the Company and its Subsidiaries pursuant to this Agreement, determined as of the last day of any Fiscal Quarter, MINUS (i) the outstanding principal amount of Senior Subordinated Notes and (ii) the outstanding principal amount of New Company Subordinated Notes.

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

     The effectiveness of the amendments set forth at Section I hereof is subject to the satisfaction, or waiver, of the following condition on or before the date hereof (the "THIRD AMENDMENT CLOSING DATE"):

     The Company, Holdings and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Agent.


SECTION III.   REPRESENTATIONS AND WARRANTIES

     A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Third Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement and the other Credit Documents.

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Third Amendment and the performance of the Credit Agreement and the other Credit Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

     C. NO CONFLICT. The execution and delivery by each Credit Party of this Third Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents do not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of each Credit Party or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority except to the extent such violation could not reasonably be expected to have a Material Adverse Effect or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which each Credit Party or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound except to the extent such violation could not reasonably be expected to have a Material Adverse Effect,
(ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Third Amendment Closing Date.

     D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Third Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     E. BINDING OBLIGATION. This Third Amendment and the Credit Agreement have been duly executed and delivered by each Credit Party and each constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Third Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

     Each of Holdings and each Domestic Subsidiary of Holdings (other than Company and certain Permitted Partially-Owned Subsidiaries) has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement. Each of Holdings and each Domestic Subsidiary of Holdings who has guaranteed the Obligations are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Third Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Third Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Third Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Third Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Third Amendment and (ii) nothing in the Credit Agreement, this Third Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

     A. BINDING EFFECT. This Third Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

     B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     C. REFERENCE TO CREDIT AGREEMENT. On and after the Third Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Third Amendment.

     D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Third Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

     E. EXECUTION. The execution, delivery and performance of this Third Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

     F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     G. APPLICABLE LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     H. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Third Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Holdings and Administrative Agent and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:                            VICAR OPERATING, INC.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary


HOLDINGS:                           VCA ANTECH, INC.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary


GUARANTORS:                         AAH MERGER CORPORATION
                                    ACADEMY ANIMAL, INC.
                                    ANDERSON ANIMAL HOSPITAL, INC.
                                    ANIMAL EMERGENCY CLINIC, P.C.
                                    ANIMAL CLINIC OF SANTA CRUZ, INC.
                                    BEAUMONT VETERINARY ASSOCIATES, P.C.
                                    BERLA, INC.



                                    Page S-1

                                    CACOOSING ANIMAL HOSPITAL, LTD.
                                    CACOOSING PET CARE & NUTRITION CENTER, INC.
                                    CLARMAR ANIMAL HOSPITAL, INC.
                                    DETWILER VETERINARY CLINIC, INC.
                                    DIAGNOSTIC VETERINARY SERVICE, INC.
                                    EAGLE PARK ANIMAL CLINIC, INC.
                                    EAGLE RIVER VETERINARY HOSPITAL, INC.
                                    EDGEBROOK, INC.
                                    FLORIDA VETERINARY LABORATORIES, INC.
                                    FOX CHAPEL ANIMAL HOSPITAL, INC.
                                    FREEHOLD, INC.
                                    GLEN ANIMAL HOSPITAL, INC.
                                    GOLDEN MERGER CORPORATION
                                    H.B. ANIMAL CLINICS, INC.
                                    HOWELL BRANCH ANIMAL HOSPITAL, P.A.
                                    HIGHLANDS ANIMAL HOSPITAL, INC.
                                    LAKE JACKSON VETERINARY CLINIC, INC.
                                    LAKEWOOD ANIMAL HOSPITAL, INC.
                                    LAMMERS VETERINARY HOSPITAL, INC.
                                    LEWELLING VETERINARY CLINIC, INC.
                                    MILLER ANIMAL HOSPITAL
                                    M.S. ANIMAL HOSPITALS, INC.
                                    NEWARK ANIMAL HOSPITAL, INC.
                                    NORTHERN ANIMAL HOSPITAL, INC.
                                    NORTH ROCKVILLE VETERINARY HOSPITAL, INC.
                                    NORTHSIDE ANIMAL HOSPITAL, P.C.
                                    NOYES ANIMAL HOSPITAL, INC.
                                    OAK HILL VETERINARY HOSPITAL, INC.
                                    OLD TOWN VETERINARY HOSPITAL, INC.
                                    PET PRACTICE (MASSACHUSETTS), INC.
                                    PETS' RX, INC.
                                    PETS' RX NEVADA, INC.
                                    PPI OF PENNSYLVANIA, INC.
                                    PRINCETON ANIMAL HOSPITAL, INC.
                                    PROFESSIONAL VETERINARY SERVICES, INC.
                                    RIVIERA ANIMAL HOSPITAL, INC.
                                    ROBERTSON BLVD. ANIMAL HOSPITAL, INC.



                                    Page S-2

                                    ROSSMOOR - EL DORADO ANIMAL HOSPITAL, INC.
                                    ROSSMOOR CENTER ANIMAL CLINIC, INC.
                                    SAN VICENTE ANIMAL CLINIC
                                    SILVER SPUR ANIMAL HOSPITAL, INC.
                                    SOUTH COUNTY VETERINARY CLINIC, INC.
                                    SPANISH RIVER ANIMAL HOSPITAL, INC.
                                    TAMPA ANIMAL MEDICAL CENTER, INC.
                                    THE PET PRACTICE (FLORIDA), INC.
                                    THE PET PRACTICE (ILLINOIS), INC.
                                    THE PET PRACTICE (MASSACHUSETTS), INC.
                                    THE PET PRACTICE OF MICHIGAN, INC.
                                    VCA ALABAMA, INC.
                                    VCA ALBANY ANIMAL HOSPITAL, INC.
                                    VCA ALBUQUERQUE, INC.
                                    VCA ALL PETS ANIMAL COMPLEX, INC.
                                    VCA ALPINE ANIMAL HOSPITAL, INC.
                                    VCA ANDERSON OF CALIFORNIA ANIMAL
                                    HOSPITAL, INC.
                                    VCA ANIMAL HOSPITALS, INC.
                                    VCA ANIMAL HOSPITAL WEST, INC.
                                    VCA APAC ANIMAL HOSPITAL, INC.
                                    VCA - ASHER, INC.
                                    VCA BAY AREA ANIMAL HOSPITAL, INC.
                                    VCA CACOOSING ANIMAL HOSPITAL, INC.
                                    VCA CASTLE SHANNON VETERINARY HOSPITAL, INC.
                                    VCA CENTERS-TEXAS, INC.
                                    VCA CENVET, INC.
                                    VCA CLARMAR ANIMAL HOSPITAL, INC.
                                    VCA CLINICAL VETERINARY LABS, INC.
                                    VCA CLINIPATH LABS, INC.
                                    VCA CLOSTER, INC.
                                    VCA DETWILER ANIMAL HOSPITAL, INC.
                                    VCA DOVER ANIMAL HOSPITAL, INC.
                                    VCA EAGLE RIVER ANIMAL HOSPITAL, INC.
                                    VCA EAST ANCHORAGE ANIMAL HOSPITAL, INC.
                                    VCA GOLDEN COVE ANIMAL HOSPITAL, INC.



                                    Page S-3

                                    VCA GREATER SAVANNAH ANIMAL HOSPITAL, INC.
                                    VCA HOWELL BRANCH ANIMAL HOSPITAL, NC.
                                    VCA INFORMATION SYSTEMS, INC.
                                    VCA KANEOHE ANIMAL HOSPITAL, INC.
                                    VCA LAKESIDE ANIMAL HOSPITAL, INC.
                                    VCA LAMB AND STEWART ANIMAL HOSPITAL, INC.
                                    VCA LAMMERS ANIMAL HOSPITAL, INC.
                                    VCA LEWIS ANIMAL HOSPITAL, INC.
                                    VCA MARINA ANIMAL HOSPITAL, INC.
                                    VCA MILLER ANIMAL HOSPITAL, INC.
                                    VCA MISSION, INC.
                                    VCA NORTHBORO ANIMAL HOSPITAL, INC.
                                    VCA NORTHWEST VETERINARY DIAGNOSTICS, INC.
                                    VCA OF COLORADO-ANDERSON, INC.
                                    VCA OF NEW YORK, INC.
                                    VCA OF SAN JOSE, INC.
                                    VCA OF TERESITA, INC.
                                    CA PROFESSIONAL ANIMAL LABORATORY, INC.
                                    VCA REAL PROPERTY ACQUISITION CORPORATION
                                    VCA REFERRAL ASSOCIATES ANIMAL
                                      HOSPITAL, INC.
                                    VCA ROHRIG ANIMAL HOSPITAL, INC.
                                    VCA - ROSSMOOR, INC.
                                    VCA SILVER SPUR ANIMAL HOSPITAL, INC.
                                    VCA SOUTH SHORE ANIMAL HOSPITAL, INC.
                                    SPECIALTY PET PRODUCTS, INC.
                                    VCA SQUIRE ANIMAL HOSPITAL, INC.
                                    VCA ST. PETERSBURG ANIMAL HOSPITAL, INC.
                                    VCA TEXAS MANAGEMENT, INC.
                                    VCA WYOMING ANIMAL HOSPITAL, INC.
                                    VETERINARY HOSPITALS, INC.
                                    WEST LOS ANGELES VETERINARY MEDICAL
                                      GROUP, INC.
                                    WESTWOOD DOG & CAT HOSPITAL
                                    W.E. ZUSCHLAG, D.V.M., WORTH ANIMAL
                                      HOSPITAL, CHARTERED



                                    Page S-4

                                    WILLIAM C. FOUTS, D.V.M., LTD.
                                    WINGATE, INC.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary


                                    VCA VILLA ANIMAL HOSPITAL, L.P.
                                    By: VCA Animal Hospitals, Inc.,
                                    General Partner


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary



                                    VETERINARY CENTERS OF AMERICA-TEXAS, L.P.
                                    By: VCA Centers-Texas, Inc.,
                                    General Partner


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary



                                    Page S-5

                                    ANIMAL CENTER, INC.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title:



                                    ASSOCIATES IN PET CARE, S.C.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title:



                                    KIRKWOOD ANIMAL HOSPITAL - LEA M.E. TAMMI,
                                    V.M.D., P.A.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title:



                                    MAIN STREET SMALL ANIMAL HOSPITAL, INC.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title:



                                    SOUTHEAST AREA VETERINARY MEDICAL
                                    CENTER, P.C.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title:



                                    Page S-6

                                    VCA ASSOCIATE ANIMAL HOSPITAL, L.P.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title:



                                    VCA HERITAGE ANIMAL HOSPITAL, L.P.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title:



                                    TOMS RIVER VETERINARY HOSPITAL, P.A.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title:



                                    Page S-7

SOLE SYNDICATION AGENT,
SOLE LEAD ARRANGER,
AND A LENDER:                       GOLDMAN SACHS CREDIT PARTNERS L.P.,


                                    BY: /S/ TRACY MCCAFFREY
                                       ----------------------------------------
                                                Authorized Signatory



                                    Page S-8

ADMINISTRATIVE AGENT,
COLLATERAL AGENT, AND
AND A LENDER:                       WELLS FARGO BANK, N.A.


                                    BY: /S/ S. MICHAEL ST. GEME
                                       ----------------------------------------
                                       Name:  S. Michael St. Geme
                                       Title: Vice President



                                    Page S-9

LENDERS:                            BALLYROCK CDO I LIMITED

                                    BY: /S/ LISA RYMUT
                                       ----------------------------------------
                                       Name:  Lisa Rymut
                                       Title: Assistant Treasurer



                                   Page S-10

                                    CLYDESDALE CLO 2001-1, LTD.


                                    BY: /S/ RICHARD W. STEWART
                                       ----------------------------------------
                                       Name:  Richard W. Stewart
                                       Title: Director

                                              NOMURA CORPORATE RESEARCH AND
                                              ASSET MANAGEMENT INC.
                                                       AS
                                              COLLATERAL MANAGER




                                   Page S-11

                                    CLYDESDALE CBO I, LTD.


                                    BY: /S/ RICHARD W. STEWART
                                       ----------------------------------------
                                       Name:  Richard W. Stewart
                                       Title: Director

                                              NOMURA CORPORATE RESEARCH AND
                                              ASSET MANAGEMENT INC.
                                                       AS
                                              INVESTMENT ADVISER



                                   Page S-12

                                    CENTURION CDO II, LTD.


                                    BY:
                                       ----------------------------------------
                                       NAME:
                                       TITLE:




                                   Page S-13

                                    CAISSE DE DEPO ET PLACEMENT DU QUEBEC


                                    BY: /S/ DIANE C. FAVREAU
                                       ----------------------------------------
                                       Name:  Diana C. Favreau
                                       Title: Vice President

                                        /S/ JAMES B. MCMULLAN
                                       ----------------------------------------
                                            James B. McMullan
                                            Manager



                                   Page S-14

                                    DRYDEN HIGH YIELD CDO 2001-I,
                                    By:  Prudential Investment Management,
                                         Inc., its attorney-in-fact

                                    BY: /S/
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-15

                                    FLAGSHIP CLO 2001-1
                                    By: Flagship Capital Management


                                    BY: /S/ COLLEEN CUNNIFFE
                                       ----------------------------------------
                                       Name:  Colleen Cunniffe
                                       Title: Director



                                   Page S-16

                                    FLAGSHIP CLO II


                                    BY: /S/ COLLEEN CUNNIFFE
                                       ----------------------------------------
                                       Name:  Colleen Cunniffe
                                       Title: Director



                                   Page S-17

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    BY: /S/ GREGORY HONG
                                       ----------------------------------------
                                       Name:  Gregory Hong
                                       Title: Duly Authorized Signatory



                                   Page S-18

                                    GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-19

                                    SANKATY ADVISORS, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender


                                    BY: /S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager



                                   Page S-20

                                    HARBOUR TOWN FUNDING TRUST


                                    BY: /S/ DIANA L. MUSHILL
                                       ----------------------------------------
                                       Name:  Diana L. Mushill
                                       Title: Authorized Agent



                                   Page S-21

                                    KZH CYPRESSTREE-1 LLC


                                    BY: /S/ JOYCE FRASER-BRYANT
                                       ----------------------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent



                                   Page S-22

                                    KZH ING-2, LLC


                                    BY: /S/ JOYCE FRASER-BRYANT
                                       ----------------------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent



                                   Page S-23

                                    KZH STERLING LLC


                                    BY: /S/ JOYCE FRASER-BRYANT
                                       ----------------------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent



                                   Page S-24

                                    LIBERTY - STEIN ROE ADVISOR
                                    FLOATING RATE ADVANTAGE FUND, BY STEIN
                                    ROE & FARNHAM INCORPORATED AS ADVISOR


                                    BY: /S/ KATHLEEN A. ZAM
                                       ----------------------------------------
                                       Name:  Kathleen A. Zam
                                       Title: Vice President



                                   Page S-25

                                    LONG LANE MASTER TRUST IV

                                    BY: FLEET NATIONAL BANK AS TRUST
                                    ADMINISTRATOR


                                    BY: /S/ KEVIN KEARNS
                                       ----------------------------------------
                                       Name:  Kevin Kearns
                                       Title: Managing Director



                                   Page S-26

                                    MOUNTAIN CAPITAL CLO I, LTD.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-27

                                    MOUNTAIN CAPITAL CLO II, LTD.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-28

                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                    By: ING Investments, LLC
                                        as its Investment manager


                                    BY: /S/ JEFFREY A. BAKALAR
                                       ----------------------------------------
                                       Name:  Jeffrey A. Bakalar
                                       Title: Senior Vice President



                                   Page S-29

                                    NATEXIS BANQUES POPULAIRES
                                    (f/k/a Natexis Banque) New York Branch


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:





                                   Page S-30

                                    NOMURA BOND & LOAN FUND


                                    BY: /S/ RICHARD W. STEWART
                                       ----------------------------------------
                                       Name:  Richard W. Stewart
                                       Title: Director

                                    By: UFJ Trust Company of New York as
                                        Trustee
                                    By: Nomura Corporate Research and Asset
                                        Management Inc.
                                        Attorney in Fact



                                   Page S-31

                                    NORTH AMERICAN COMPANY FOR LIFE AND HEALTH


                                    BY: /S/ PAUL LIVERMORE
                                       ----------------------------------------
                                       Name:  Paul Livermore
                                       Title: Vice President



                                   Page S-32

                                    OPPENHEIMER SENIOR FLOATING RATE FUND


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-33

                                    PILGRIM CLO 1999-1 LTD
                                    By: ING Investments, LLC
                                          as its Investment manager


                                    BY: /S/ JEFFREY A. BAKALAR
                                       ----------------------------------------
                                       Name:  Jeffrey A. Bakalar
                                       Title: Senior Vice President



                                   Page S-34

                                    PRUDENTIAL INSURANCE CO. OF AMERICA


                                    BY: /S/
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-35

                                    SANKATY ADVISORS, LLC AS COLLATERAL MANAGER
                                    FOR RACE POINT CLO, LIMITED, AS TERM LENDER


                                    BY: /S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager



                                   Page S-36

                                    RIVERA FUNDING LLC


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-37

                                    SANKATY HIGH YIELD PARTNERS III, L.P.


                                    BY: /S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager



                                   Page S-38

                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY


                                    BY: /S/ KATHLEEN A. ZAM
                                       ----------------------------------------
                                       Name:  Kathleen A. Zam
                                       Title: Vice President
                                              Stein Roe & Farmh;am Incorporated,
                                              as Advisor to the Stein Roe
                                              Floating Rate Limited Liability
                                              Company



                                   Page S-39

                                    STEIN ROE & FARNHAM CLO I
                                    By: Stein Roe & Farnham Incorporated,
                                        As Portfolio Manager


                                    BY: /S/ KATHLEEN A. ZAM
                                       ----------------------------------------
                                       Name:  Kathleen A. Zam
                                       Title: Vice President



                                   Page S-40

                                    SRF 2000 LLC


                                    BY: /S/ DIANA L. MUSHILL
                                       ----------------------------------------
                                       Name:  Diana L. Mushill
                                       Title: Asst. Vice President



                                   Page S-41

                                    SRF TRADING, INC.


                                    BY: /S/ DIANA L. MUSHILL
                                       ----------------------------------------
                                       Name:  Diana L. Mushill
                                       Title: Asst. Vice President



                                   Page S-42

                                    SIERRA CLO I, LTD.


                                    BY: /S/ JOHN M. CASPARIAN
                                       ----------------------------------------
                                       Name:  John M. Casparian
                                       Title: Chief Operating Officer
                                              Centre Pacific, Manager



                                   Page S-43

                                    SUTTER CBO 2002-2


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-44

                                    SEQUILS - PILGRIM I, LTD.
                                    BY: ING INVESTMENTS, LLC
                                        AS ITS INVESTMENT MANAGER


                                    BY: /S/ JEFFREY A. BAKALAR
                                       ----------------------------------------
                                       Name:  Jeffrey A. Bakalar
                                       Title: Senior Vice President



                                   Page S-45

                                    SEQUILS - CENTURION V, LTD.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-46

                                    TORONTO DOMINION (NEW YORK) INC.


                                    BY: /S/ SUSAN STRONG
                                       ----------------------------------------
                                       Name:  Susan Strong
                                       Title: Vice President



                                   Page S-47

                                    VAN KAMPEN SENIOR INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-48

                                    VAN KAMPEN SENIOR FLOATING RATE FUND
                                    By: Van Kampen Investment Advisory Corp.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-49

                                    VAN KAMPEN PRIME RATE INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-50

                                    WHITNEY PRIVATE DEBT FUND L.P.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   Page S-51